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                      Prudential Pacific Growth Fund, Inc.
                       Supplement dated February 21, 2003
                       Prospectus dated December 30, 2002
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   The following information replaces the information contained in the section of the prospectus entitled 'How the Fund is Managed--Portfolio Manager:'

   Effective February 11, 2003, the portfolio manager of the Fund is Victor Lee. Mr. Lee joined JFAM in 1997 as a research analyst in the Global Portfolios Group with responsibility for North America research. In 1999 Mr. Lee transferred to the Pacific Regional Group of JFAM as an investment manager. Mr. Lee received his M. Eng. degree from Oxford University, and he holds the Chartered Financial Analyst (CFA) designation.






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